                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      October 5, 1999
                                                 ------------------------------

                         Central Garden & Pet Company
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      0-20242                  68-0275553
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File           (IRS Employer
of incorporation)                       Number)            Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                      94549
-------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code            (925) 283-4573
                                                  -----------------------------


                                 Inapplicable
-------------------------------------------------------------------------------
         (Former name or former address if changed since last report)


Exhibit Index located on page 3

Item 5.   Other Events

          On October 5, 1999, Central Garden & Pet Company (the "Company") issued a press release announcing that the Company's Board of Directors has authorized an increase of $25 million in the Company's share repurchase program, bringing the existing program from $130 million to $155 million. To date, the Company has repurchased 11.4 million shares for approximately $127 million.

Item 7.   Financial Statement and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  See attached Exhibit Index.

                                 EXHIBIT INDEX



Number  Exhibit                                    Page Number
------  -------                                    -----------

99.1    Press Release dated October 5, 1999.          5

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY



                              By:  /s/ Robert B. Jones
                                   ----------------------
                                   Robert B. Jones, Vice President, Chief
                                   Financial Officer and Secretary

Dated:  October 6, 1999